UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 12, 2003

THE GOLDMAN SACHS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	No. 001-14965	No. 13-4019460

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street
New York, New York	10004

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
PRIOR PERIOD SEGMENT OPERATING RESULTS

Item 5. Other Events.

     The Goldman Sachs Group, Inc. will be making certain changes to its business segment reporting structure, commencing with its earnings release for the fourth fiscal quarter of 2003, which we anticipate will be issued on December 18, 2003.

     These changes include:

•	reclassifying equity commissions and clearing and execution fees from the Commissions component of the Asset Management and Securities Services segment to the Equities component of the Trading and Principal Investments segment;

•	reclassifying merchant banking overrides from the Commissions component of the Asset Management and Securities Services segment to the Principal Investments component of the Trading and Principal Investments segment; and

•	reclassifying the matched book businesses from the Securities Services component of the Asset Management and Securities Services segment to the Fixed Income, Currency and Commodities (FICC) component of the Trading and Principal Investments segment.

     These reclassifications will have no effect on the firm’s historical consolidated results of operations. In an attached exhibit to this Form 8-K, prior period segment operating results and certain income statement line items have been changed to conform to the new business segment reporting structure.

Item 7. Financial Statements and Exhibits.

     The following exhibit is filed as part of this Current Report on Form 8-K:

99.1	Prior period segment operating results and selected income statement data of the Registrant.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: December 12, 2003	By:	/s/ Dan H. Jester

		Name:	Dan H. Jester
		Title:	Vice President and Deputy Chief Financial Officer